UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 31, 2005

MBNA Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-10683	52-1713008
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wilmington, Delaware	19884-0131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(800) 362-6255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

MBNA Corporation (the "Corporation") appointed Randall J. Black as Chief Accounting Officer effective January 31, 2005. Mr. Black succeeds Kenneth A. Vecchione who will retain his title as Chief Financial Officer.

Mr. Black (48) has over 20 years of experience in the financial services industry and has been with the Corporation for 13 years. Mr. Black will continue to serve as Assistant Treasurer of the Corporation and MBNA America Bank, N.A. (the "Bank"), the Corporation’s principal operating subsidiary. He is also a Senior Executive Vice President of the Bank. He is the Controller for the Bank and is responsible for all of the Corporation's financial reporting, accounting policy, financial operations, and corporate taxes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBNA Corporation

Date: February 1, 2005	By:	/s/	Kenneth A. Vecchione
Kenneth A. Vecchione
Chief Financial Officer